UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2015

ACTIVE HEALTH FOODS, INC.

California	333-164788	26-1736663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6185 Magnolia Avenue, Suite 403, Riverside, CA

 92506

(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (951) 360-9970

Not applicable.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1)

By letter dated February 9, 2015, E. Robert Gates resigned as a director and officer of Registrant, effective immediately. In connection with Mr. Gates’ resignation:

(i)

The date of Mr. Gates’ resignation was February 9, 2015;

(ii)

At the time of his resignation, Mr. Gates was not a member of any committee of the Board of Directors as Registrant has not yet appointed any committees of the Board.

(iii)

Mr. Gates expressed no reasons for his resignation and did not express any disagreement with Registrant on any matter relating to Registrant’s operations, policies or practices as part of his resignation.

   (a)(2)

A copy of Mr. Gates’s letter of resignation is attached to this Current Report as Exhibit 17.

(a)(3)

A copy of this Current Report has been furnished to Mr. Gates prior to the filing of the Report with the SEC, and Mr. Gates was advised that he has the opportunity to provide Registrant as promptly as possible with a letter addressed to the Registrant stating whether he agrees with the statements made by Registrant in this Current Report, and, if not, stating the respects in which he does not agree.  In the event Mr. Gates furnishes Registrant with such a letter, Registrant will file the letter as an exhibit to an amendment to this Current Report within two business days of receipt of the letter. Mr. Gates has indicated, following review of this Report, that he has no disagreements with the statements made.

(b)(1)

On February 9, 2015, John Griffin, of Nashville, Tennessee, was appointed as an additional director of Registrant by the Board of Directors and was elected by the Board of Directors to serve as Chairman, President, Secretary and Chief Executive and Financial Officer. With the resignation of Mr. Gates, Mr. Griffin became the sole officer and director of Registrant

Mr. Griffin, is an experienced CEO and Director of several companies, including serving as President and CEO of AutoHood Media, LLC from June, 2009 to the present, an advertising company targeting the mobile out-of-home advertising markets, and focused on the taxi advertising market; as President and CEO of Xtreme Sports Group, LLC from August, 2005 to May, 2009; and as President and CEO of Music City Motorsports, Inc. from 1990 to August 2005.  Prior to that, Mr. Griffin was President of Griffin Contractors, Inc. a residential and commercial contractor, from 1977 to 1990 and of Griffin Properties, Inc., a residential and commercial real estate brokerage in Nashville from 1981 to 1990.

Mr. Griffin received his Bachelor’s in Business Administration degree from Middle Tennessee State University.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

Number	Description

17	Resignation Letter of E. Robert Gates dated February 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Active Health Foods, Inc.

Date: February 13, 2015	By:	/s/ John Griffin
John Griffin, Chief Executive Officer, President and Secretary